Exhibit 99.1

eGain Reports Growing Profitability in its Fiscal Second Quarter

New Logos Increase with AssistGPT AI Offering

Sunnyvale, CA (February 8, 2024) – eGain (Nasdaq: EGAN), a knowledge platform for customer engagement, today announced financial results for its fiscal 2024 second quarter ended December 31, 2023.

“Our AssistGPT offering helped us win new logos in the quarter," said Ashu Roy, eGain’s CEO. "We see growing interest in knowledge management as a foundation for effective Generative AI use in customer service.”

Fiscal 2024 Second Quarter Financial Highlights

●	Total revenue was $23.8 million, down 7% year over year.
●	GAAP net income was $2.2 million, or $0.07 per share on a basic and diluted basis, up from a GAAP net loss of $104,000, or $0.00 per share on a basic and diluted basis, in Q2 2023.
●	Non-GAAP net income was $3.4 million, or $0.11 per share on a basic and diluted basis, up from a non-GAAP net income of $1.7 million, or $0.05 per share on a basic and diluted basis, in Q2 2023.
●	Cash provided by operations was $7.7 million, or an operating cash flow margin of 32%.
●	Total cash and cash equivalents were $86.8 million, up from $79.8 million in Q1 2024.
●	Adjusted EBITDA was $3.8 million compared to $2.2 million in Q2 2023.
●	Total shares purchased through the repurchase program were approximately 391,000 at an average cost per share of $6.39, totaling $2.5 million.

Fiscal 2024 First Six Months Financial Highlights

●	Total revenue was $48.0 million, down 5% year over year.
●	GAAP net income was $4.8 million, or $0.15 per share on a basic and diluted basis, compared to GAAP net loss of $120,000, or $0.00 per share on a basic and diluted basis, in the same period last year.
●	Non-GAAP net income was $7.2 million, or $0.23 per share on a basic basis and $0.22 per share on a diluted basis, compared to non-GAAP net income of $3.7 million, or $0.12 per share on a basic basis and $0.11 per share on a diluted basis, in the same period last year.
●	Adjusted EBITDA was $6.6 million compared to $3.8 million in the same period last year.
●	Cash provided from operations was $15.8 million, or an operating cash flow margin of 33%.

Fiscal 2024 Third Quarter Financial Guidance

For the third quarter of fiscal 2024 ending March 31, 2024, eGain expects:

●	Total revenue of between $22.6 million to $23.0 million.
●	GAAP net income of $400,000 to $1.0 million, or $0.01 to $0.03 per share.
o	Includes stock-based compensation expense of approximately $1.2 million.
o	Includes depreciation and amortization of approximately $100,000.
●	Non-GAAP net income of $1.6 million to $2.2 million, or $0.05 to $0.07 per share.

Fiscal 2024 Financial Guidance

For the fiscal 2024 full year ending June 30, 2024, eGain expects:

●	Total revenue of between $92.0 million to $93.0 million.
●	GAAP net income of $4.5 million to $5.0 million, or $0.14 to $0.16 per share.
o	Includes stock-based compensation expense of approximately $4.8 million.
o	Includes depreciation and amortization of approximately $500,000.
●	Non-GAAP net income of $9.3 million to $9.8 million, or $0.29 to $0.31 per share.

Guidance Assumption:

●	Weighted average shares outstanding are expected to be approximately 31.9 million for the third quarter of fiscal 2024 and 32.0 million for the full fiscal year 2024.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to our operating results, including adjusted EBITDA and non-GAAP net income. Adjusted EBITDA is defined as net income (loss), adjusted for the impact of depreciation and amortization, stock-based compensation expense, interest income, income tax provision, other (expense) income, and severance and related charges. Non-GAAP net income measure is adjusted for stock-based compensation expense. eGain’s management has analyzed the effect of these non-GAAP adjustments on our income tax provision and believes the change in our income tax provision would be minimal due to these non-GAAP adjustments being attributed to the U.S. jurisdiction where it has recorded full valuation allowance against the deferred taxes. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare our performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in our financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate our business. In addition, this presentation includes eGain’s projected non-GAAP net income for future periods, a non-GAAP measure used to describe eGain’s expected performance. We have not presented a reconciliation to eGain’s projected net income, the most comparable GAAP financial measure, because the reconciliation could not be prepared without unreasonable effort. The information necessary to prepare the reconciliation is not available on a forward-looking basis and cannot be accurately predicted. The unavailable information could have a significant impact on the calculation of the comparable GAAP financial measure.

Conference Call Information

eGain will discuss its fiscal 2024 second quarter results today via a teleconference at 2:00 p.m. Pacific Time. To access the live call, dial 844-481-2704 (U.S. toll free) or +1 412-317-0660 (International) and ask to join the eGain earnings call. A live and archived webcast of the call will also be accessible on the “Investor relations” section of eGain’s website at www.egain.com. In addition, a phone replay of the conference call will be available starting two hours after the call and will remain in effect for one week. To access the phone replay, dial 877-344-7529 (U.S. toll free) or +1 412-317-0088 (International). The replay access code is 1867998.

About eGain

eGain Knowledge Hub automates and orchestrates customer engagement across touch points. Powered by AI and analytics, our secure cloud solution delivers personalized digital-first experiences, quick business value, and easy innovation. Visit www.egain.com for more info.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation: our financial guidance for the third quarter of fiscal 2024 and fiscal 2024 full year ending June 30, 2024; and our market opportunity. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the third quarter of fiscal 2024 and fiscal 2024 full year ending June 30, 2024. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, and financial condition; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K for the fiscal year ended June 30, 2023 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s website at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands, except par value data)

(unaudited)

	December 31,	June 30,
	2023	2023
ASSETS
Current assets:
Cash and cash equivalents	$86,833	$73,201
Restricted cash	7	7
Accounts receivable, less provision for credit losses of $109 and $237 as of December 31, 2023 and June 30, 2023, respectively	14,271	31,569
Costs capitalized to obtain revenue contracts, net	1,282	1,317
Prepaid expenses	2,157	2,466
Other current assets	1,175	1,268
Total current assets	105,725	109,828
Property and equipment, net	561	633
Operating lease right-of-use assets	2,200	2,797
Costs capitalized to obtain revenue contracts, net of current portion	2,003	2,318
Goodwill	13,186	13,186
Other assets, net	1,768	1,355
Total assets	$125,443	$130,117

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,777	$2,044
Accrued compensation	5,842	7,697
Accrued liabilities	4,207	5,387
Operating lease liabilities	587	832
Deferred revenue	40,880	47,762
Total current liabilities	53,293	63,722
Deferred revenue, net of current portion	2,991	2,101
Operating lease liabilities, net of current portion	1,470	1,762
Other long-term liabilities	896	836
Total liabilities	58,650	68,421

Stockholders' equity:
Common stock, par value $0.001 - authorized: 60,000 shares; issued: 32,462 and 32,268; outstanding: 31,202 and 31,482 shares as of December 31, 2023 and June 30, 2023, respectively	32	32
Additional paid-in capital	404,320	401,087
Treasury stock, at cost: 1,260 and 786 shares of common stock as of December 31, 2023 and June 30, 2023, respectively	(8,778)	(5,763)
Notes receivable from stockholders	(20)	(97)
Accumulated other comprehensive loss	(2,101)	(2,122)
Accumulated deficit	(326,660)	(331,441)
Total stockholders' equity	66,793	61,696
Total liabilities and stockholders' equity	$125,443	$130,117

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2023	2022	2023	2022
Revenue:
Subscription	$21,996	$23,614	$44,319	$46,537
Professional services	1,819	1,986	3,672	3,826
Total revenue	23,815	25,600	47,991	50,363
Cost of revenue:
Cost of subscription	5,109	4,424	10,156	8,402
Cost of professional services	1,881	2,328	3,672	4,632
Total cost of revenue	6,990	6,752	13,828	13,034
Gross profit	16,825	18,848	34,163	37,329
Operating expenses:
Research and development	6,660	7,188	13,292	14,062
Sales and marketing	5,349	8,895	11,453	18,354
General and administrative	2,391	2,552	5,577	5,370
Total operating expenses	14,400	18,635	30,322	37,786
Income (loss) from operations	2,425	213	3,841	(457)
Interest income	982	529	1,931	815
Other (expense) income, net	(697)	(545)	(87)	265
Income before income tax provision	2,710	197	5,685	623
Income tax provision	(525)	(301)	(904)	(743)
Net income (loss)	$2,185	$(104)	$4,781	$(120)
Per share information:
Earnings (loss) per share:
Basic	$0.07	$(0.00)	$0.15	$(0.00)
Diluted	$0.07	$(0.00)	$0.15	$(0.00)
Weighted-average shares used in computation:
Basic	31,179	32,018	31,329	31,975
Diluted	31,843	32,018	31,991	31,975

Summary of stock-based compensation included in costs and expenses above:
Cost of revenue	$284	$412	$581	$842
Research and development	367	553	764	1,124
Sales and marketing	197	292	356	823
General and administrative	347	514	702	1,047
Total stock-based compensation	$1,195	$1,771	$2,403	$3,836

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2023	2022	2023	2022
Income (loss) from operations	$2,425	$213	$3,841	$(457)
Add:
Stock-based compensation	1,195	1,771	2,403	3,836
Non-GAAP income from operations	$3,620	$1,984	$6,244	$3,379

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2023	2022	2023	2022
Net income (loss)	$2,185	$(104)	$4,781	$(120)
Add:
Stock-based compensation	1,195	1,771	2,403	3,836
Non-GAAP net income	$3,380	$1,667	$7,184	$3,716
Per share information:
Non-GAAP earnings per share:
Basic	$0.11	$0.05	$0.23	$0.12
Diluted	$0.11	$0.05	$0.22	$0.11
Weighted-average shares used in computation:
Basic	31,179	32,018	31,329	31,975
Diluted	31,843	32,870	31,991	32,881

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2023	2022	2023	2022
Net income (loss)	$2,185	$(104)	$4,781	$(120)
Add:
Depreciation and amortization	97	125	204	251
Stock-based compensation expense	1,195	1,771	2,403	3,836
Interest income	(982)	(529)	(1,931)	(815)
Provision for income taxes	525	301	904	743
Other (expense) income, net	697	545	87	(265)
Severance and related charges	54	85	135	150
Adjusted EBITDA	$3,771	$2,194	$6,583	$3,780

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended December 31,		Growth Rates	Constant Currency Growth Rates [1]
	2023	2022
Revenue:
SaaS revenue	$21,947	$23,429	(6%)	(8%)
Legacy revenue	49	185	(74%)	(77%)
GAAP subscription	21,996	23,614	(7%)	(8%)
GAAP professional services	1,819	1,986	(8%)	(9%)
Total GAAP revenue	$23,815	$25,600	(7%)	(8%)

SaaS and professional services revenue:
SaaS revenue	$21,947	$23,429	(6%)	(8%)
Professional Services	1,819	1,986	(8%)	(9%)
Total SaaS and professional services revenue	$23,766	$25,415	(6%)	(8%)

Cost of Revenue:
GAAP subscription	$5,109	$4,424
Non-GAAP subscription	$5,109	$4,424

GAAP professional services	$1,881	$2,328
Add back:
Stock-based compensation	(284)	(412)
Non-GAAP professional services	$1,597	$1,916

GAAP total cost of revenue	$6,990	$6,752
Add back:
Stock-based compensation	(284)	(412)
Non-GAAP total cost of revenue	$6,706	$6,340	6%	5%

Gross Profit:
Non-GAAP subscription	$16,887	$19,190
Non-GAAP professional services	222	70
Non-GAAP gross profit	$17,109	$19,260	(11%)	(13%)

Operating expenses:
GAAP research and development	$6,660	$7,188
Add back:
Stock-based compensation expense	(367)	(553)
Non-GAAP research and development	$6,293	$6,635	(5%)	(6%)

GAAP sales and marketing	$5,349	$8,895
Add back:
Stock-based compensation expense	(197)	(292)
Non-GAAP sales and marketing	$5,152	$8,603	(40%)	(42%)

GAAP general and administrative	$2,391	$2,552
Add back:
Stock-based compensation expense	(347)	(514)
Non-GAAP general and administrative	$2,044	$2,038	0%	0%

GAAP operating expenses	$14,400	$18,635
Add back:
Stock-based compensation expense	(911)	(1,359)
Non-GAAP operating expenses	$13,489	$17,276	(22%)	(23%)

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Six Months Ended December 31,		Growth Rates	Constant Currency Growth Rates [1]
	2023	2022
Revenue:
SaaS revenue	$44,203	$46,057	(4%)	(6%)
Legacy revenue	116	480	(76%)	(78%)
GAAP subscription	44,319	46,537	(5%)	(6%)
GAAP professional services	3,672	3,826	(4%)	(5%)
Total GAAP revenue	$47,991	$50,363	(5%)	(6%)

SaaS and professional services revenue:
SaaS revenue	$44,203	$46,057	(4%)	(6%)
Professional Services	3,672	3,826	(4%)	(5%)
Total SaaS and professional services revenue	$47,875	$49,883	(4%)	(6%)

Cost of Revenue:
GAAP subscription	$10,156	$8,402
Non-GAAP subscription	$10,156	$8,402

GAAP professional services	$3,672	$4,632
Add back:
Stock-based compensation	(581)	(842)
Non-GAAP professional services	$3,091	$3,790

GAAP total cost of revenue	$13,828	$13,034
Add back:
Stock-based compensation	(581)	(842)
Non-GAAP total cost of revenue	$13,247	$12,192	9%	8%

Gross Profit:
Non-GAAP subscription	$34,163	$38,135
Non-GAAP professional services	581	36
Non-GAAP gross profit	$34,744	$38,171	(9%)	(11%)

Operating expenses:
GAAP research and development	$13,292	$14,062
Add back:
Stock-based compensation expense	(764)	(1,124)
Non-GAAP research and development	$12,528	$12,938	(3%)	(4%)

GAAP sales and marketing	$11,453	$18,354
Add back:
Stock-based compensation expense	(356)	(823)
Non-GAAP sales and marketing	$11,097	$17,531	(37%)	(38%)

GAAP general and administrative	$5,577	$5,370
Add back:
Stock-based compensation expense	(702)	(1,047)
Non-GAAP general and administrative	$4,875	$4,323	13%	12%

GAAP operating expenses	$30,322	$37,786
Add back:
Stock-based compensation expense	(1,822)	(2,994)
Non-GAAP operating expenses	$28,500	$34,792	(18%)	(19%)

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.